UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant    ☒

Filed by a Party other than the Registrant    ☐

Check the appropriate box:

☐    Preliminary Proxy Statement

☐     Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐    Definitive Proxy Statement

☒    Definitive Additional Materials

☐     Soliciting Material Pursuant to Section 240.14a-12

The Goldman Sachs Group, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

THE GOLDMAN SACHS GROUP, INC. 85 Broad Street New York, New York 10004

March 19, 2007

Dear Shareholder:

Enclosed please find supplemental proxy material relating to our 2007 Annual Meeting of Shareholders. In particular, your attention is directed to an additional shareholder proposal with respect to stock options. The additional shareholder proposal will be considered with the other matters scheduled for consideration at our March 27, 2007 Annual Meeting of Shareholders; however, in order to allow you additional time to consider this proposal, we will hold the polls open for voting on this matter until 10:00 a.m., April 11, 2007. On all the other matters, your Internet or telephone or proxy card vote must be received by 11:59 p.m., March 26, 2007.

Your vote is very important to us.

Sincerely,

Lloyd C. Blankfein

Chairman and Chief Executive Officer

The Goldman Sachs Group, Inc.

2007 Annual Meeting Supplemental Proxy Material

Additional Shareholder Proposal

Item 5. Shareholder Proposal Regarding Stock Options

In accordance with the rules of the Securities and Exchange Commission, we have set forth below a shareholder proposal, along with the supporting statement of the shareholder proponent, for which Goldman Sachs and the Board of Directors accept no responsibility. The shareholder proposal is required to be voted upon at the Annual Meeting only if properly presented at the Annual Meeting. As explained below, the Board of Directors unanimously recommends that you vote AGAINST the shareholder proposal.

Mrs. Evelyn Y. Davis, Suite 215, Watergate Office Building, 2600 Virginia Avenue, N.W., Washington, D.C. 20037, record owner of 200 common shares, has advised us that she intends to present the proposal and related supporting statement at the Annual Meeting.

RESOLVED: "That the Board of Directors take the necessary steps so that NO future NEW stock options are awarded to ANYONE, nor that any current stock options are repriced or renewed (unless there was a contract to do so on some)."

REASONS: "Stock option awards have gone out of hand in recent years, and some analysts MIGHT inflate earnings estimates, because earnings affect stock prices and stock options."

There are other ways to "reward" executives and other employees, including giving them actual STOCK instead of options.

Recent scandals involving CERTAIN financial institutions have pointed out how analysts CAN manipulate earnings estimates and stock prices.

“If you AGREE, please vote YOUR proxy FOR this resolution."

Directors’ Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE AGAINST THE SHAREHOLDER PROPOSAL.

The Board of Directors believes the foregoing proposal, which calls for a complete ban on any future stock option grants to Goldman Sachs employees, is unduly restrictive and potentially harmful to Goldman Sachs.

The Board of Directors believes that Goldman Sachs’ existing compensation program is appropriately structured, and that Goldman Sachs should continue to have the ability to grant stock options to Goldman Sachs employees and directors, as one form of compensation. The Board of Directors believes that stock options, as an element of compensation, can align the interests of management with the interests of Goldman Sachs’ shareholders. Completely eliminating stock options as an element of compensation would be inconsistent with compensation practices followed by companies with which Goldman Sachs competes for talent and could place Goldman Sachs at a disadvantage in retaining, motivating and recruiting employees.

The Board of Directors unanimously recommends a vote AGAINST the shareholder proposal. Unless a contrary choice is specified, proxies solicited by the Board of Directors will be voted AGAINST the shareholder proposal.

Revised Proxy Card

Enclosed is a revised proxy card. This proxy card covers the four proposals covered by the proxy card distributed with our February 21, 2007 Proxy Statement and adds the Additional Shareholder Proposal. If you wish to vote on the Additional Shareholder Proposal you must execute and deliver the enclosed proxy card (or follow the instructions to vote by Internet or telephone). Signing and submitting this new proxy card will revoke any prior proxy in its entirety if submitted prior to 11:59 p.m. on March 26, 2007, so if you submit the proxy card (or vote by Internet or telephone) prior to 11:59 p.m. on March 26, 2007 and you wish to vote on Proposals 1 through 4, you should mark the proxy card in the appropriate place (or follow the instructions to vote by Internet or telephone) to indicate your vote, even if you submitted a proxy previously.

Additional Time to Consider the Additional Shareholder Proposal

We will vote on all proposals covered by our February 21, 2007 Proxy Statement, as well as the Additional Shareholder Proposal, at our Annual Meeting of Shareholders on March 27, 2007, in each case if such proposals are properly presented. With respect to the Additional Shareholder Proposal, the polls will remain open until 10:00 a.m. on April 11, 2007 in order to give you additional time to consider this matter. We will announce at the March 27 Annual Meeting of Shareholders the location of the reconvened meeting. In addition to being able to vote on the Additional Shareholder Proposal by Internet, telephone or proxy card or in person at the March 27 Annual Meeting of Shareholders, you will also have the opportunity to vote on that proposal in person at the reconvened meeting.

Proxies received after 11:59 p.m. on March 26, 2007 will not be voted on any matter other than the Additional Shareholder Proposal and will not revoke any prior proxy as to any matter other than the Additional Shareholder Proposal. In order to vote with respect to the Additional Shareholder Proposal, proxies must be received prior to 11:59 p.m. on April 10, 2007.

Recent Development

Executive Compensation Litigation

On March 16, 2007, The Goldman Sachs Group, Inc., its board of directors, executive officers and members of its management committee were named as defendants in a purported shareholder derivative action in the U.S. District Court for the Eastern District of New York challenging the sufficiency of the firm’s February 21, 2007 Proxy Statement and the compensation of certain employees. The complaint generally alleges that the Proxy Statement undervalues stock option awards disclosed therein, that the recipients received excessive awards because the proper methodology was not followed, and that the firm’s senior management received excessive compensation, constituting corporate waste. The complaint seeks, among other things, an injunction against the 2007 Annual Meeting of Shareholders, the voiding of any election of directors in the absence of an injunction and an equitable accounting for the allegedly excessive compensation.

The plaintiff in this litigation is unrelated to Mrs. Evelyn Y. Davis, the proponent of the Additional Shareholder Proposal discussed above. Mrs. Davis has nothing to do with this litigation whatsoever.

This Supplemental Proxy Material is dated March 19, 2007 and is first being mailed to shareholders on or about March 19, 2007.

2

THE GOLDMAN SACHS GROUP, INC.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR
THE 2007 ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 27, 2007

The undersigned hereby appoints Lloyd C. Blankfein and John H. Bryan, and each of them, as proxies, each with full power of substitution, and hereby authorizes each of them to represent and to vote, as designated on the reverse side, all shares of Common Stock of The Goldman Sachs Group, Inc. held of record by the undersigned on January 26, 2007, at the 2007 Annual Meeting of Shareholders to be held on March 27, 2007 and at any adjournment or postponement thereof. The undersigned hereby further authorizes such proxies to vote in their discretion upon such other matters as may properly come before such Annual Meeting and at any adjournment or postponement thereof. Receipt of the Notice of the 2007 Annual Meeting of Shareholders and Proxy Statement is hereby acknowledged.

This proxy, when properly executed, will be voted in the manner directed by you. If you sign and return this proxy but do not give any direction, this proxy will be voted “FOR” Proposals (1) and (2), “AGAINST” Proposals (3), (4) and (5) and in the discretion of the proxies upon such other matters as may properly come before the Annual Meeting. This proxy will revoke any prior proxy you may have voted in connection with the Annual Meeting.

In order for your vote to be submitted by proxy, you must (i) properly complete the Internet or telephone voting instructions or (ii) properly complete and return this proxy in order that, in either case, your vote is received no later than 11:59 p.m. New York City time on March 26, 2007 with respect to Proposals (1) through (4), and 11:59 p.m. New York City time on April 10, 2007 with respect to Proposal (5). Submitting your proxy via the Internet or by telephone will not affect your right to vote in person should you decide to attend the Annual Meeting.

(Continued, and to be marked, dated and signed, on other side)

Address Change/Comments (Mark the corresponding box on the reverse side)

Ù FOLD AND DETACH HERE Ù

In their discretion, the proxies named on the front of this card are authorized to vote upon such other matters as may properly come before the Annual Meeting and at any adjournment or postponement thereof, and for the election of a person to serve as director if any of the nominees below is unable to serve.	Mark Here	☐
for Address
Change or
Comments

PLEASE SEE REVERSE SIDE

(1) Election to the Board of Directors of the 13 nominees named below
(The Board of Directors recommends a vote FOR each of these nominees):

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Lloyd C. Blankfein	☐	☐	☐	05 Claes Dahlbäck	☐	☐	☐	09 James A. Johnson	☐	☐	☐	13 Jon Winkelried	☐	☐	☐
	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN		The Board
02 Lord Browne of Madingley	☐	☐	☐	06 Stephen Friedman	☐	☐	☐	10 Lois D. Juliber	☐	☐	☐		Recommends
	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN		ê
03 John H. Bryan	☐	☐	☐	07 William W. George	☐	☐	☐	11 Edward M. Liddy	☐	☐	☐		FOR	AGAINST	ABSTAIN
	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN	(2) Ratification of the appointment of Pricewaterhouse Coopers LLP as our independent auditors for our 2007 fiscal year	☐	☐	☐
04 Gary D. Cohn	☐	☐	☐	08 Rajat K. Gupta	☐	☐	☐	12 Ruth J. Simmons	☐	☐	☐

The Board Recommends

ê
													FOR	AGAINST	ABSTAIN
												(3) Shareholder proposal regarding a charitable contributions report	☐	☐	☐
The Board Recommends

ê
													FOR	AGAINST	ABSTAIN
												(4) Shareholder proposal regarding a sustainability report	☐	☐	☐
The Board Recommends

ê
													FOR	AGAINST	ABSTAIN
												(5) Shareholder proposal regarding stock options	☐	☐	☐

Signature	Date
IMPORTANT: Please sign this proxy card exactly as your name or names appears elsewhere on this card. Joint tenants should each sign. When signing as attorney, executor, administrator, trustee, guardian or other similar capacity, please give your full title as such. If the signature is by a corporation, a duly authorized officer of the corporation should sign in full the corporate name. If the signature is by a partnership, a general partner should sign the full partnership name.

Ù FOLD AND DETACH HERE Ù

VOTE BY INTERNET OR TELEPHONE

QUICK  «    «    «    EASY  «    «    «    IMMEDIATE

YOUR VOTE IS VERY IMPORTANT TO US AND TO OUR OTHER SHAREHOLDERS.

YOU MAY CAST YOUR VOTE IN ANY ONE OF THE THREE FOLLOWING WAYS:

VOTE BY INTERNET	OR	VOTE BY TELEPHONE	OR	VOTE BY MAIL
http://www.proxyvoting.com/gs		U.S. and Canada: 1-866-540-5760
• Use the Internet to cast your vote 24 hours a day, 7 days a week, through the time indicated on the front of this card.		(TOLL-FREE)
		International: 1-201-680-6599		• Mark, properly sign and date this proxy card.
• Have this proxy card in hand. • Follow the simple instructions.		• Use any touch-tone phone to cast your vote 24 hours a day, 7 days a week, through the time indicated on the front of this card.		• Return this proxy card in the accompanying envelope so that it is received on or before the time indicated on the front of this card.
• Have this proxy card in hand.
• Follow the simple instructions.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner and to the same extent as if you marked, signed and returned this proxy card by mail.

IF YOU VOTE BY INTERNET OR TELEPHONE, PLEASE DO NOT MAIL THIS PROXY CARD.

THE GOLDMAN SACHS GROUP, INC.

BALLOT FOR THE PRELIMINARY VOTE OF SHARES OF COMMON STOCK SUBJECT
TO THE VOTING PROVISIONS OF THE SHAREHOLDERS’ AGREEMENT, TO BE CAST IN CONNECTION WITH THE 2007 ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 27, 2007

This ballot relates to the 2007 Annual Meeting of Shareholders of The Goldman Sachs Group, Inc. and covers all shares of Common Stock beneficially owned by you on January 26, 2007 and subject to the voting provisions of the Amended and Restated Shareholders’ Agreement, dated as of June 22, 2004, as it may be amended from time to time, to which you are a party.

In order for your vote to be counted, you must (i) properly complete the Internet or telephone voting instructions or (ii) properly complete and return this form in order that, in either case, your vote is received no later than 5:00 p.m. New York City time on March 23, 2007. If you sign and return this ballot but do not give any direction, your ballot will be voted in accordance with the recommendations of the Board of Directors of The Goldman Sachs Group, Inc.

(Continued, and to be marked, dated and signed, on other side)

Address Change/Comments (Mark the corresponding box on the reverse side)

Ù FOLD AND DETACH HERE Ù

Mark Here	☐
for Address
Change or
Comments

PLEASE SEE REVERSE SIDE

(1) Election to the Board of Directors of the 13 nominees named below
(The Board of Directors recommends a vote FOR each of these nominees):

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Lloyd C. Blankfein	☐	☐	☐	05 Claes Dahlbäck	☐	☐	☐	09 James A. Johnson	☐	☐	☐	13 Jon Winkelried	☐	☐	☐
	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN		The Board
02 Lord Browne of Madingley	☐	☐	☐	06 Stephen Friedman	☐	☐	☐	10 Lois D. Juliber	☐	☐	☐		Recommends
	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN		ê
03 John H. Bryan	☐	☐	☐	07 William W. George	☐	☐	☐	11 Edward M. Liddy	☐	☐	☐		FOR	AGAINST	ABSTAIN
	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN	(2) Ratification of the appointment of Pricewaterhouse Coopers LLP as our independent auditors for our 2007 fiscal year	☐	☐	☐
04 Gary D. Cohn	☐	☐	☐	08 Rajat K. Gupta	☐	☐	☐	12 Ruth J. Simmons	☐	☐	☐

The Board Recommends
ê
													FOR	AGAINST	ABSTAIN
												(3) Shareholder proposal regarding a charitable contributions report	☐	☐	☐
The Board Recommends
ê
													FOR	AGAINST	ABSTAIN
												(4) Shareholder proposal regarding a sustainability report	☐	☐	☐

The Board Recommends
ê
													FOR	AGAINST	ABSTAIN
												(5) Shareholder proposal regarding stock options	☐	☐	☐

Signature	Date
IMPORTANT: Please sign this ballot exactly as your name or names appears elsewhere on this ballot. Joint tenants should each sign. When signing as attorney, executor, administrator, trustee, guardian or other similar capacity, please give your full title as such. If the signature is by a corporation, a duly authorized officer of the corporation should sign in full the corporate name. If the signature is by a partnership, a general partner should sign the full partnership name.

Ù FOLD AND DETACH HERE Ù

VOTE BY INTERNET OR TELEPHONE

QUICK  «    «    «    EASY  «    «    «    IMMEDIATE

YOUR VOTE IS VERY IMPORTANT TO US AND TO OUR OTHER SHAREHOLDERS.

YOU MAY CAST YOUR VOTE IN ANY ONE OF THE THREE FOLLOWING WAYS:

VOTE BY INTERNET	OR	VOTE BY TELEPHONE	OR	VOTE BY MAIL
http://www.proxyvoting.com/goldman		U.S. and Canada: 1-866-540-5760
• Use the Internet to cast your vote 24 hours a day, 7 days a week, through the time indicated on the front of this ballot.		(TOLL-FREE) International: 1-201-680-6599
• Mark, properly sign and date this ballot.
• Have this ballot in hand. • Follow the simple instructions.		• Use any touch-tone phone to cast your vote 24 hours a day, 7 days a week, through the time indicated on the front of this ballot.		• Return this ballot in the accompanying envelope so that it is received on or before the time indicated on the front of this ballot.
• Have this ballot in hand.
• Follow the simple instructions.

Your Internet or telephone vote casts your vote in the same

manner and to the same extent as if you marked,

signed and returned this ballot by mail.

IF YOU VOTE BY INTERNET OR TELEPHONE,

PLEASE DO NOT MAIL THIS BALLOT.

THE GOLDMAN SACHS GROUP, INC.
THIS VOTING INSTRUCTION FORM IS BEING PROVIDED TO YOU ON BEHALF OF THE BOARD OF DIRECTORS FOR THE 2007 ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 27, 2007

The undersigned hereby authorizes and directs State Street Bank and Trust Company, Trustee of the Goldman Sachs Stock Fund under the Goldman, Sachs & Co. Employees’ Profit Sharing Retirement Income Plan (the “Plan”), to vote in person or by proxy all shares credited to my account as of the January 26, 2007 record date, at the 2007 Annual Meeting of Shareholders to be held on March 27, 2007, or at any adjournments or postponements thereof.

You must indicate how the shares allocated to your account are to be voted by the Trustee by Internet or telephone or by checking the boxes on the reverse side of this form. If you (i) sign and return this form but do not give any direction or (ii) fail to sign and return this form or vote by Internet or telephone, your shares will be voted in the same proportion as the shares held under the Plan for which instructions are received, unless otherwise required by law. This voting instruction will revoke any prior instruction you may have given in connection with the Annual Meeting.

In order for the Trustee to vote your shares, you must (i) properly complete the Internet or telephone voting instructions or (ii) properly complete and return this form so that, in either case, your voting instructions are received no later than 5:00 p.m. New York City time on March 23, 2007 with respect to Proposals (1) through (4), and 5:00 p.m. New York City time on April 9, 2007 with respect to Proposal (5).

(Continued, and to be marked, dated and signed, on other side)

Address Change/Comments (Mark the corresponding box on the reverse side)

Ù FOLD AND DETACH HERE Ù

Mark Here	☐
for Address
Change or
Comments

PLEASE SEE REVERSE SIDE

(1) Election to the Board of Directors of the 13 nominees named below
(The Board of Directors recommends a vote FOR each of these nominees):

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Lloyd C. Blankfein	☐	☐	☐	05 Claes Dahlbäck	☐	☐	☐	09 James A. Johnson	☐	☐	☐	13 Jon Winkelried	☐	☐	☐
	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN		The Board
02 Lord Browne of Madingley	☐	☐	☐	06 Stephen Friedman	☐	☐	☐	10 Lois D. Juliber	☐	☐	☐		Recommends
	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN		ê
03 John H. Bryan	☐	☐	☐	07 William W. George	☐	☐	☐	11 Edward M. Liddy	☐	☐	☐		FOR	AGAINST	ABSTAIN
	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN	(2) Ratification of the appointment of Pricewaterhouse Coopers LLP as our independent auditors for our 2007 fiscal year	☐	☐	☐
04 Gary D. Cohn	☐	☐	☐	08 Rajat K. Gupta	☐	☐	☐	12 Ruth J. Simmons	☐	☐	☐

The Board Recommends

ê
													FOR	AGAINST	ABSTAIN
												(3) Shareholder proposal regarding a charitable contributions report	☐	☐	☐
The Board Recommends

ê
													FOR	AGAINST	ABSTAIN
												(4) Shareholder proposal regarding a sustainability report	☐	☐	☐
The Board Recommends

ê
													FOR	AGAINST	ABSTAIN
												(5) Shareholder proposal regarding stock options	☐	☐	☐

Signature	Date
IMPORTANT: Please sign this form exactly as your name appears elsewhere on this form.

Ù FOLD AND DETACH HERE Ù

VOTE BY INTERNET OR TELEPHONE

QUICK  «    «    «    EASY  «    «    «    IMMEDIATE

YOUR VOTE IS VERY IMPORTANT TO US AND TO OUR OTHER SHAREHOLDERS.

YOU MAY CAST YOUR VOTE IN ANY ONE OF THE THREE FOLLOWING WAYS:

VOTE BY INTERNET	OR	VOTE BY TELEPHONE	OR	VOTE BY MAIL
http://www.proxyvoting.com/gsf		U.S. and Canada: 1-866-540-5760
• Use the Internet to cast your vote 24 hours a day, 7 days a week, through the times indicated on the front of this form.		(TOLL-FREE) International: 1-201-680-6599
• Mark, properly sign and date this form.
• Have this form in hand. • Follow the simple instructions.		• Use any touch-tone phone to cast your vote 24 hours a day, 7 days a week, through the times indicated on the front of this form.		• Return this form in the accompanying envelope so that it is received on or before the times indicated on the front of this form.
• Have this form in hand.
• Follow the simple instructions.

Your Internet or telephone vote authorizes the named proxy to vote your shares in the same manner and to the same extent as if you marked, signed and returned this form by mail.

Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within Goldman Sachs or to third parties,

except: (1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation of votes and certification of the vote, and (3) to facilitate a successful proxy solicitation.

IF YOU VOTE BY INTERNET OR TELEPHONE,

PLEASE DO NOT MAIL THIS FORM.

The Goldman Sachs Group, Inc.

85 Broad Street

New York, New York 10004

Notice of Supplemental Preliminary Vote in Connection with the

2007 Annual Meeting of Shareholders

March 19, 2007

In accordance with the voting provisions of the Shareholders’ Agreement, dated May 7, 1999 and amended and restated June 22, 2004, among The Goldman Sachs Group, Inc. (“Goldman Sachs”) and the Covered Persons listed on Appendix A thereto, a supplemental preliminary vote concerning an additional matter to be voted upon at the 2007 Annual Meeting of Shareholders of Goldman Sachs will be concluded on Friday, March 23, 2007 at 5:00 p.m., New York City time.

The record date for the determination of shareholders entitled to vote in the supplemental preliminary vote, or any adjournments or postponements thereof, was the close of business on January 26, 2007. Additional information regarding the subject of the supplemental preliminary vote can be found in the accompanying supplemental proxy material.

The shares that were entitled to be voted in the preliminary vote are the same shares as are entitled to be voted in the supplemental preliminary vote.

The Shareholders’ Committee
Under the Shareholders’ Agreement

New York, New York

PLEASE SUBMIT YOUR VOTE(S) BY THE INTERNET OR TELEPHONE OR MARK, SIGN,

DATE AND RETURN YOUR BALLOT AND PRIVATE FOUNDATION AND/OR ESTATE

PLANNING ENTITY PROXY CARD(S), IF APPLICABLE, IN THE ENCLOSED ENVELOPE

M E M O R A N D U M

TO:	[Entity Name]

CC:	[Name]

FROM:	Beverly L. O’Toole

DATE:	March 19, 2007

RE:	Supplemental Preliminary Vote under the Shareholders’ Agreement

The GS shares that are owned by [Entity Name] and were originally acquired by [Name] are entitled to vote in the supplemental preliminary vote under the Shareholders’ Agreement. The attached ballot covers such shares owned by this entity, and the ballot and other supplemental proxy material are being sent to [Name] as [trustee][director]. [Name] should coordinate with any other [trustees][directors] of the entity to ensure that the shares are voted properly on behalf of the entity.

If you have any questions, please do not hesitate to call me (212-357-1584).